Exhibit 10.24


                STOCK REDEMPTION AND DEBT RESTRUCTURING AGREEMENT


          STOCK REDEMPTION AND DEBT RESTRUCTURING AGREEMENT made as of the 24th day of May, 1999, by and among Champps Entertainment, Inc., f/k/a Unique Casual Restaurants, Inc. ("Champps"), Theodore M. Mountzuris ("Mountzuris") and Restaurant Consulting Services, Inc. (the "Company").

                                    RECITALS

         WHEREAS, Champps and Mountzuris each own 500 shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock"), that being all of the issued and outstanding shares of the Company;

         WHEREAS, on July 1, 1997, Champps, Mountzuris and the Company entered into a Shareholders Agreement pursuant to which Champps and Mountzuris agreed to their rights and obligations as shareholders of the Company (the "Shareholders Agreement");

         WHEREAS, on July 1, 1997, Champps and the Company entered into a Purchase Agreement pursuant to which Champps sold to the Company and the Company purchased from Champps certain assets used in the Company's professional data processing and consulting business (the "Asset Purchase");

         WHEREAS, in connection with the Asset Purchase, the Company entered into a sublease with Champps dated as of July 8, 1997 (the "Sublease") pursuant to which the Company sublet from Champps a portion of the premises located at One Corporate Place, 55 Ferncroft Road, Danvers, Massachusetts 01923 (the "Premises") leased by Champps from Thomas J. Flatley d/b/a The Flatley Company (the "Landlord");

         WHEREAS, in connection with the Asset Purchase, Champps and the Company entered into a professional services contract dated as of July 1, 1997 pursuant to which the Company promised to provide Champps with professional data processing and consulting services (the "Old Service Agreement");

         WHEREAS, in connection with the financing of the Asset Purchase by the Company, the Company executed a Promissory Note dated July 1, 1997 in the principal amount of $2,300,000 payable to Champps (the "Old Promissory Note");

         WHEREAS, in connection with the delivery of the Old Promissory Note by the Company to Champps, the Company granted to Champps a security interest in all of the equipment of the Company including, without limitation, the equipment acquired by the Company pursuant to the Asset Purchase, pursuant to a Security Agreement effective as of July 1, 1997, made in favor of Champps by the Company (the "Old Security Agreement");


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         WHEREAS, in connection with the Asset Purchase,  the Company applied to
Champps for a line of credit in the maximum principal amount at any one time outstanding of $300,000, and Champps accepted such application from the Company and entered into a Master Loan Agreement, dated as of July 1, 1997 with the Company (the "Master Loan Agreement");

         WHEREAS, pursuant to the Master Loan Agreement, the Company executed a Master Demand Note dated July 1, 1997 in the maximum amount of $300,000 payable to Champps on demand (the "Master Demand Note");

         WHEREAS, in connection with the Asset Purchase Agreement, Champps and the Company entered into a management agreement, dated as of July 1, 1997, pursuant to which Champps provides bookkeeping, payroll, tax and accounting functions for the Company (the "Management Agreement");

         WHEREAS, subject to the terms and conditions hereof, Champps desires to sell and the Company desires to purchase from Champps 500 shares of Common Stock owned beneficially and of record by it (the "Stock Redemption");

         WHEREAS, Champps desires to restructure the indebtedness owed to it by the Company under the Old Promissory Note, the Master Loan Agreement and the Master Demand Note pursuant to the terms and conditions of this Agreement (collectively, the "Debt Restructuring");

         WHEREAS,   Mountzuris   will  derive   substantial   benefit  from  the
consummation of the Stock Redemption and Debt Restructuring pursuant to which Mountzuris will become the sole stockholder of the Company;

         WHEREAS, pursuant to the terms and conditions of this Agreement, Champps, Mountzuris and the Company desire to terminate certain agreements that prior to this Agreement governed their relationship with each other; and

         WHEREAS, the parties to this Agreement desire to enter in to a new Service Agreement as of the date hereof pursuant to which Mountzuris and the Company will provide professional data processing services and consulting services to Champps;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:



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ARTICLE I. STOCK REDEMPTION AND DEBT RESTRUCTURING

         1.01 Stock Redemption. In reliance on the representations, warranties, covenants and agreements set forth in this Agreement, and subject to the terms and conditions of this Agreement, at the Closing, Champps shall sell, assign, transfer and deliver to the Company, free and clear of any and all claims, restrictions, liens, encumbrances, mortgages, pledges or security interests of any kind (collectively, "Liens"), 500 shares of Common Stock owned by Champps (collectively, the "Seller's Stock").

         1.02  Debt   Restructuring.   In  reliance   on  the   representations,
warranties, covenants and agreements set forth in this Agreement, and subject to the terms and conditions of this Agreement, at the Closing, Champps shall:

                  (a) cancel all amounts due to Champps by the Company pursuant to the Old Promissory Note, including all outstanding principal in the amount of $2,300,000 and accrued and unpaid interest thereon in the amount of $200,000; and

                  (b) cancel all amounts due to Champps by the Company pursuant to the Master Loan Agreement and the Master Demand Note, including all outstanding principal and any accrued and unpaid interest thereon.

         The actions referred to in clauses (a) and (b) above are referred to in this Agreement as the "Debt Restructuring." Any amounts due to Champps by the Company as described in Sections 1.02(a) and 1.02(b) hereof not satisfied by the consideration paid under Section 1.04 below shall be deemed to be a contribution by Champps to the capital of the Company.

         1.03 Consideration by the Company for the Sale of Seller's Stock. In consideration of the sale of Seller's Stock to the Company by Champps and the Debt Restructuring by Champps, the Company shall:

                  (a)  make a cash payment to Champps in the amount of $750,000.

         1.04 Consideration by the Company and Mountzuris for the Sale of Seller's Stock and the Debt Restructuring. In consideration of the sale of Seller's Stock to the Company, pursuant to which Mountzuris will become the sole shareholder of the Company, and the Debt Restructuring by Champps, the receipt and sufficiency of which is hereby acknowledged by Mountzuris, Mountzuris and the Company, jointly and severally, shall:

                  (a) convey certain computer hardware and software and other assets (the "Assets") to Champps as specifically identified by Champps and the Company on Schedule 1.04(a) hereto based on Champps' internal information systems and data processing needs, such Assets valued at $141,548.53;


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                  (b)  complete  all work in  progress  to be  performed  by the
Company and Mountzuris for Champps as specifically set forth in Schedule 1.04(b) hereto (the "Work in Progress"), the monetary value of such services to be provided by the Company and Mountzuris as is necessary to complete all Work in Progress being equal to $313,430;

                  (c) complete all professional data processing and consulting services (the "Consulting Services") to be provided by Mountzuris and the Company to Champps over a term of three (3) years, pursuant to a Service Agreement by and among Champps, Mountzuris and the Company in substantially the form of Exhibit 1.04(c) hereto (the "New Service Agreement"), the portion of such Consulting Services provided as consideration pursuant to this Agreement valued at $250,000 per year or $750,000 for the entire three (3) year term of the New Service Agreement;

                  (d) cancel the aggregate balance in the amount of $262,682.26 on current outstanding invoices as specifically identified on Schedule 1.04(d) hereto owed to the Company by Champps and its wholly owned subsidiary Champps Operating Corporation, Inc.; and

                  (e)  release  Champps  from its  contingent  obligation  under
Section 2.3 (Employment of Mountzuris) and Section 2.7 (Rights to Compel Redemption or Dissolution) of the Shareholders Agreement to fund the balance of the three-year term of Mountzuris' employment contract at a cost of $280,000.

         1.05 Termination of Agreements. In reliance on and in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and subject to the terms and conditions of this Agreement, at the
Closing:

                  (a) Termination of Shareholders Agreement. Champps, Mountzuris and the Company hereby agree that the Shareholders Agreement shall terminate as of the Closing Date.

                  (b) Termination of Management Agreement. Champps and the Company hereby agree that the Management Agreement shall terminate as of the Closing Date.

                  (c) Termination of Old Service Agreement. Champps and the Company hereby agree that the Service Agreement shall terminate as of the Closing Date.

                  (d) Termination of Employment, Consulting and other Personal Services Contracts. Champps, Mountzuris and the Company hereby agree that any and all employment and consulting agreements, employee or similar benefit and related arrangements, including, without limitation, any obligations by Champps to offer future employment between Champps or any of its subsidiaries or affiliates and Mountzuris or any other employee of the Company, shall terminate as of the Closing Date.


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                  (e)  Termination  of Old Security  Agreement.  Champps and the
Company hereby agree that the Old Security Agreement shall terminate as of the Closing Date.

                  (f) Termination of Master Loan Agreement. Champps and the Company hereby agree that the Master Loan Agreement shall terminate as of the Closing Date.

1.06 Assignment and Releases.

                  (a) General Release of Contract Rights or Claims by Mountzuris and the Company. Pursuant to releases in substantially the form of Exhibits 1.06(a) and 1.06(b) hereto, to be executed by Mountzuris and the Company on or before the Closing Date, Mountzuris and the Company shall agree to forever release and forever discharge Champps and its shareholders, partners, agents, directors, officers, parents, subsidiaries, affiliates, predecessors, successors and assigns from any and all claims, liabilities, obligations, agreements, damages, costs, losses and expenses and disputes of whatsoever kind and nature (including, without limitation, any claims for attorneys' fees) whether known or unknown which Mountzuris or the Company ever had, now has or which it can, shall or may have arising from or relating to or in connection with any and all consulting and employment agreements, employee or similar benefit and related arrangements by and between Champps and Mountzuris, or any and all of the agreements terminated in accordance with the provisions of Section 1.05 above.

                  (b) Release of King Cannon, Inc. Payment Obligations. Pursuant to releases in substantially the form of Exhibits 1.06(a) and 1.06(b) hereto, to be executed by the Company and Mountzuris on or before the Closing Date, Mountzuris and the Company shall agree to forever release and forever discharge Champps and its shareholders, partners, agents, directors, officers, parents, subsidiaries, affiliates, predecessors, successors and assigns from any and all claims, liabilities, obligations, agreements, damages, costs, losses and expenses and disputes of whatsoever kind and nature (including, without limitation, any claims for attorneys' fees) whether known or unknown which the Company or Mountzuris ever had, now has or which they can, shall or may have arising from or relating to any obligation of Champps to make payments to the Company or Mountzuris for professional data processing, consulting services or any other services performed by the Company or Mountzuris in connection with the Old Service Agreement for King Cannon, Inc.

                  (c) Assignment of King Cannon, Inc. Receivables. Pursuant to an assignment in substantially the form of Exhibit 1.06(c) hereto, to be executed by Champps on or before the Closing Date, Champps shall agree to transfer and assign to the Company, free and clear of any and all Liens, encumbrances, claims, restrictions and security interests, all of Champps' right, title and interest in and to the proceeds of any receivables due to Champps (the "King Cannon Receivables") for professional data processing and consulting services performed by the Company for King Cannon, Inc. for the period beginning on May 24, 1999 and ending as of June 30, 1999, following such time, such professional data processing and consulting services will be or will have been directly contracted for by King Cannon, Inc. with the Company. In the event that Champps receives payment of the entire amount of King Cannon Receivables from King Cannon, Inc. prior to the Closing Date, in lieu of executing the above-referenced Assignment of King Cannon, Inc. Receivables, Champps shall make payment of such King Cannon Receivables directly to the Company.
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

ARTICLE II. CLOSING AND POST-CLOSING ITEMS

         2.01 Closing. The Closing shall take place on August __, 1999, at 10:00 A.M., local time, at the offices of Goodwin, Procter & Hoar, LLP, Exchange Place, Boston, Massachusetts 02109 or on such other date and at such other time and place as the parties hereto may mutually agree upon (the "Closing Date").

         2.02 Delivery by Champps. At the Closing Date, Champps shall deliver to the Company:

                  (a) certificates representing the Seller's Stock, each of which is duly endorsed in blank by the registered owner thereof or with signed stock powers attached, in either case with signatures guaranteed;

                  (b) an Assignment in substantially the form of Exhibit 1.06(c) executed by Champps in favor of the Company or direct payment to the Company of King Cannon Receivables pursuant to Section 1.06(c) hereof;

                  (c) UCC-3 Termination Statements duly executed and delivered by Champps sufficient in the opinion of the Company's counsel to release and terminate all financing statements filed in favor of Champps pursuant to the Old Security Agreement; and

                  (d) the original copy of the Old Promissory Note and of the Master Demand Note, in each case endorsed "Paid in Full."

         2.03 Deliveries by the Company. At the Closing Date, the Company shall deliver to Champps:

                  (a) by wire transfer, cashier's or certified checks the aggregate amount of Seven hundred Fifty thousand Dollars ($750,000), provided, however, that in the event the Closing Date occurs prior to September 30, 1999, the Company shall deliver a bridge promissory note in the principal amount of $750,000 to Champps in substantially the form of Exhibit 2.03(a) hereto;

                  (b) the New Service Agreement duly executed and delivered by the Company;

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                  (c) a bill of sale in the form of Exhibit 2.03(c) hereto, duly executed and delivered by the Company (the "Bill of Sale") and other instruments
of  transfer  and  assignment  in  accordance   with  the   provisions   hereof,
transferring to Champps all of the Company's right, title and interest in and to the Assets, free and clear of all Liens together with:

                           (i) copies of UCC financing  statements  (Form UCC-1)
                  (or similar instruments) as may be acceptable to Champps and suitable for filing, naming the Company as the consignee and Champps as the owner, or other similar instruments or documents suitable for filing under the UCC of all jurisdictions as may be necessary or, in the opinion of Champps, desirable to record notice of Champps' ownership of the Assets;

                  (d) a guaranty in the form of Exhibit 2.03(d) hereto, duly executed and delivered by the Company (the "Company Guaranty");

                  (e) a release substantially in the form of Exhibit 1.06(b) hereto, duly executed and delivered by the Company; and

                  (f) an Acknowledgment and Consent to Assignment in substantially the form of Exhibit 2.03(f) hereto executed by King Cannon, Inc. acknowledging and consenting to the release of King Cannon, Inc. payment obligations.

         2.04 Deliveries by Mountzuris. At the Closing Date, Mountzuris shall deliver to Champps:

                  (a) the New Service Agreement duly executed and delivered by Mountzuris;

                  (b) a pledge and security agreement in the form of Exhibit 2.04(b) hereto, duly executed and delivered by Mountzuris (the "Mountzuris' Pledge and Security Agreement") together with:

                           (i) the  certificates  evidencing  250  shares of the
                  Company's Common Stock, which represents fifty percent (50%) of the Company's issued and outstanding shares of Common Stock immediately after the redemption of Champps' 500 shares as provided in this Agreement, which certificates shall in each case be accompanied by undated stock powers or powers of transfer duly executed in blank and such other instruments and documents as Champps shall deem necessary or desirable under applicable law to perfect the first priority security interest of Champps in such shares of Common Stock;

                           (ii) copies of UCC financing  statements (Form UCC-1)
                  (or similar instruments) as may be acceptable to Champps and suitable for filing, naming Mountzuris as the debtor and Champps as the secured party, or other similar instruments or documents suitable for filing under the UCC of all jurisdictions as may be necessary or, in the opinion of Champps, desirable to perfect the first priority security interest of Champps in the interests of Mountzuris in the collateral pledged pursuant to the Mountzuris' Pledge and Security Agreement; and

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
                           (iii)  executed  copies  of  proper  UCC  termination
                  statements  (Form  UCC-3),  if any,  necessary  to release all liens and other rights of any person in any collateral described in the Mountzuris' Pledge and Security Agreement together with such other UCC termination statements (Form UCC-3) as Champps may reasonably request from Mountzuris. Champps and its counsel shall be satisfied that (A) the Liens granted to Champps in the collateral described in the documents described above are first priority (or local equivalent thereof) security interests and (B) no Liens exist on any of the collateral described above other than the Liens created in favor of Champps pursuant to the transactions contemplated by this Agreement;

                  (c) a guaranty in substantially the form of Exhibit 2.04(c) hereto, duly executed and delivered by Mountzuris (the "Mountzuris' Personal Guarantee of the Promissory Note and the Cash Equivalent");

                  (d) a guaranty in substantially the form of Exhibit 2.04(d) hereto, duly executed and delivered by Mountzuris (the "Mountzuris' Personal Guarantee of the New Service Agreement"); and

                  (e) releases in substantially the form of Exhibit 1.06(a) hereto duly executed and delivered by Mountzuris.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF CHAMPPS

         3.01 Representations and Warranties of Champps. Champps represents and warrants to the Company and Mountzuris as follows:

                  (a) Organization, Standing and Power. Champps is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authorization and Validity. Champps has all requisite capacity, power and authority to sell or otherwise transfer the Seller's Stock and to enter into and to perform its obligations under this Agreement and the other documents referred to herein to which Champps is a party and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by Champps, and the execution and delivery of all other documents incident to the transactions contemplated hereunder have been duly authorized by all necessary corporate action and will not violate or constitute a default under any provision of law or any rule, regulation, order, write, judgment, injunction, decree, determination or award applicable to Champps. This Agreement constitutes and the other documents and instruments issued or to be issued hereunder, when executed and delivered pursuant hereto, constitute or will constitute the authorized, valid and legally binding obligations of Champps enforceable against Champps in accordance with their respective terms.

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                  (c)  Ownership  of Stock.  Champps'  ownership of the Seller's
Stock described herein consists of good, valid and indefeasible beneficial and record title, free and clear of all security interests, liens, encumbrances, options, calls, pledges, trusts, voting trusts and other stockholder agreements,
covenants,  restrictions,   reservations  and  other  burdens,  except  as  will
terminate upon the Closing Date. The certificates representing the Seller's Stock to be delivered to the Company at the Closing Date are, and the signatures on endorsements thereof or stock powers relating thereto will be, valid and genuine, and such stock certificates, endorsements and other documents will transfer to and vest in the Company good, valid and indefeasible title to the Seller's Stock. There are no outstanding subscriptions, options, warrants, proxies, calls, puts, understandings, arrangements, restrictions, commitments or rights of any nature to acquire from Champps shares of Common Stock. Champps is not the beneficial owner of any interest in the Company other than the interest therein represented by the Seller's Stock.

                  (d) Litigation. There is (i) no suit, action or claim, (ii) no investigation or inquiry by any administration agency or governmental body, and
(iii) no legal, administrative or arbitration proceeding pending or, to the best of the knowledge of Champps, threatened with respect to or affecting Champps ownership of the Seller's Stock, and there is no basis or grounds for any such suit, action, claim, investigation, inquiry or proceeding. There is no outstanding order, writ, injunction or decree of any court, administrative agency or governmental body or arbitration tribunal affecting or relating to any of the Seller's Stock.

                  (e) No Violation of Law. The execution and delivery of this Agreement by Champps and the consummation of the transactions contemplated hereby will not violate any law, or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body.

                  (f) Completeness; No Misrepresentations. The representations and warranties made by Champps in this Agreement or in any Exhibit or other document furnished by Champps hereunder do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

     3.02 Interpretation of Representations and Warranties of Champps. Champps hereby confirms and agrees that any reference in Section 3.01 to courts, jurisdictions, governmental or quasi-governmental authorities, agencies or bodies, or private or public regulatory authorities, agencies or bodies shall mean as applicable the United States and the appropriate counterparts in any foreign country or political subdivision thereof, and compliance with any laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards shall include compliance with any applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards of the United States and any appropriate foreign country or political subdivision thereof.

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

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF MOUNTZURIS AND THE COMPANY

     4.01 Representations and Warranties of the Company. Mountzuris and the Company represent and warrant to Champps as follows:

                  (a) Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to conduct its business as it is now conducted and to own, lease and operate its properties and the Assets.

                  (b) Authorization and Validity. The Company has full corporate power and authority to enter into and to perform its obligations under this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the agreements contemplated hereby by the Company have been duly authorized by all necessary corporate action, and this Agreement and the agreements contemplated hereby constitute the authorized, valid and legally binding obligations of the Company. Mountzuris has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement and the agreements contemplated hereby have been duly authorized, executed and delivered by or on behalf of Mountzuris and constitute valid and binding agreements of Mountzuris and are enforceable against Mountzuris in accordance with the terms thereof.

                  (c) Equipment. The Assets (i) are in good operating condition (ordinary wear and tear excepted), (ii) have been and shall through the Closing Date be maintained in a manner consistent with the past maintenance practices of the Company.

                  (d) Title. The Company owns all of the Assets and the Company has and is conveying to Champps good and marketable title to all of the Assets owned by the Company and none of the Assets of the Company, tangible or intangible, is subject to any Liens, except for any Liens in favor of Champps which will be terminated upon the sale of the Assets to Champps pursuant to this Agreement. Upon the sale, assignment, transfer and delivery of the Assets to Champps hereunder, there will be vested in Champps good and marketable title thereto, free and clear of all Liens. No financing statement under the Uniform Commercial Code with respect to any of the Assets has been filed in any jurisdiction, and the Company has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement. The Assets include all material assets and properties used or held for use by the Company to conduct the Consulting Services as presently conducted by the Company and Mountzuris for Champps.

                  (e) Location of Assets. The tangible Assets are located at the Company's leased facility at 55 Ferncroft Road, Danvers, Massachusetts.

                  (f) No Violation of Law. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with, or result in the breach of any of the terms or conditions of, or constitute a default under, or result in the acceleration of any obligation under, or require any consent, approval or notice under, the charter documents or the by-laws or any resolution of the Company, or (ii)
violate any law, or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body. The execution, delivery and performance of this Agreement and the agreements contemplated hereby will not violate any provision of any agreement, instrument, order, award, judgment or decree to which Mountzuris is a party or by which he or his properties are bound.

                  (g) Completeness; No Misrepresentations. The representations and warranties made by the Company in this Agreement or in any Exhibit or other document furnished by the Company hereunder do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

                  (h) No Litigation; Compliance. The Company is not involved in nor, to the best knowledge of the Company and Mountzuris, is the Company threatened to be involved in any litigation arbitration, claim, governmental or legal or other proceedings in connection with the Assets. To the best knowledge of the Company and Mountzuris, the Company is in compliance with all laws and governmental (federal, state and local) rules and regulations applicable to it with respect to the Assets. The Company has not been charged nor, to the best knowledge of the Company and Mountzuris, is the Company threatened to be charged with any violation of any provision of any federal, state or local law or administrative rule or regulation relating to the Assets. The Company is not subject to or bound by any agreement, judgment, decree or order which may materially and adversely affect any of the Assets.

     4.02 Interpretation of Representations and Warranties of the Company. The Company hereby confirms and agrees that any reference in Section 4.01 to courts, jurisdictions, governmental or quasi-governmental authorities, agencies or bodies, or private or public regulatory authorities, agencies or bodies shall mean as applicable the United States and the appropriate counterparts in any foreign country or political subdivision thereof, and compliance with any laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards shall include compliance with any applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards of the United States and any appropriate foreign country or political subdivision thereof.

     4.03 Survival of Representations, Warranties, Covenants and Indemnification. All covenants, agreements, indemnifications, representations and warranties of the Company under this Agreement shall be deemed made as of the time and as of the Closing Date and shall survive until the third anniversary of the Closing Date regardless of any investigation at any time made by or on behalf of Champps or of any information Champps may have with respect thereto.


ARTICLE V. POST CLOSING OBLIGATIONS AND COVENANTS OF MOUNTZURIS AND THE COMPANY

         5.01 Acceleration of Prepaid Expenses Under New Service Agreement. The Company and Mountzuris hereby agree that Champps has the option, exercisable at any time, to apply all or a portion of the $250,000 prepaid expense of Champps allocated to the third year of the New Service Agreement (the "Third Year Service Expense") against any amounts due to the Company and Mountzuris in excess of $250,000 per year of prepaid expenses for services provided by Mountzuris and the Company to Champps during the initial two (2) years of the New Service Agreement (the "First and Second Year Service Expense" and together with the Third Year Service Expense, the "Prepaid Service Expenses"). Notwithstanding the foregoing, the Third Year Service Expense shall not be applied against that portion of the First and Second Year Service Expense constituting other non-related third party expenses (the "Third Party Expenses"). Third Party Expenses shall include, all remote LAN dial charges, WAN charges, Internet usage charges, expenses associated with incremental Oracle licenses other than those licenses listed on Schedule 5.01 hereto and any expenses associated with incremental e-mail accounts other than those set forth on Schedule 5.01 hereto.

         5.02 Conversion of New Service Agreement to Cash Equivalent. The Company and Mountzuris hereby agree that in the event that Mountzuris is no longer actively engaged as an employee of the Company or its successors or affiliated entity in providing the Consulting Services contemplated by the New Service Agreement for the entire three (3) year term of the New Service Agreement (the event described above is referred to herein as a "Termination Event"), then, until such time as the Company and Mountzuris have provided Consulting Services to Champps valued in the aggregate amount of the Prepaid Service Expenses, at Champps' option, the Company shall pay to Champps the cash equivalent of the remaining service obligations outstanding under the New Service Agreement (the "Cash Equivalent"). The Company and Mountzuris hereby agree that the Cash Equivalent shall be equal to the difference between (i) the product of (A) the number of days remaining from the date of the Termination Event until the last day of the initial term of the New Service Agreement which shall be May 24, 2002 and (B) $684.93 and (ii) the total aggregate amount of any

Third Year Service Expense applied against any amounts due to the Company and Mountzuris in excess of the First and Second Year Service Expense pursuant to
Section 5.01 hereof prior to the date of the Termination Event. The Company and Mountzuris hereby agree that the entire amount of the Cash Equivalent shall be paid to Champps within thirty (30) days of the date of a Termination Event by wire transfer of immediately available funds, cashier's or certified checks. In the event that Champps does not elect to receive the Cash Equivalent, the Company or its successors and assigns shall be required to satisfy all of the obligations of the Company and Mountzuris under the New Service Agreement. Notwithstanding anything contained herein to the contrary, the parties agree that any successor or assignee of Champps shall not be entitled to convert the New Service Agreement to the Cash Equivalent except upon a Termination Event.

         5.03 Tax Returns. The Company and Mountzuris agree to cooperate with Champps to timely file any federal, state or local tax returns required to be filed by Champps relating to the period ending as of the Closing Date and further agree to cooperate with Champps in connection with any federal, state or local tax or escheat audits of Champps.

         5.04 Litigation and Regulatory Cooperation. The Company and Mountzuris shall cooperate with Champps in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of Champps which relate to events or occurrences that transpired while the Company and/or Mountzuris was engaged to perform services for Champps. The Company and Mountzuris also shall cooperate fully with Champps in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Company and/or Mountzuris was engaged to perform services for Champps.


ARTICLE VI. COVENANTS AND AGREEMENTS OF CHAMPPS

         6.01 Further Assurances. At any time or from time to time at and after the Closing Date, Champps shall, at the request of the Company and at the Company's expense, execute and deliver or cause to be executed and delivered all such assignments, consents, documents and instruments, and, in addition take or cause to be taken all such other actions as the Company may reasonably deem necessary or desirable in order to more fully and effectively vest in the Company or to confirm the Company's title to and possession of the Seller's Stock and the ownership interest in the Company represented thereby, or otherwise to carry out the intents and purposes of this Agreement.

ARTICLE VII. CONDUCT OF CHAMPPS PENDING THE CLOSING DATE

     7.01 Conduct of Champps Pending the Closing Date. Champps agrees that, pending the Closing Date, it will not:

                  (a) Solicit any proposals from or initiate any negotiations or discussions with, any third party with respect to the sale of the Seller's Stock;

                  (b) Issue any options, warrants or other rights with respect to the Seller's Stock, or any security convertible, actually or contingently, into the Seller's Stock; or

                  (c) Voluntarily take any action that would cause any of its representations and warranties to be untrue on the Closing Date.


ARTICLE VIII. CONDITIONS TO CLOSING DATE

         8.01 Conditions Precedent to Obligations of Mountzuris and the Company. The obligations of Mountzuris and the Company to complete the transactions contemplated by this Agreement are subject to the fulfillment prior to or at the Closing Date of the following conditions (any of which may, at its option, be waived by Mountzuris or the Company):

                  (a) The representations and warranties in Article III or in any certificate or document delivered by Champps pursuant hereto shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

                  (b) All covenants, agreements and conditions contained in this Agreement to be performed by Champps on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  (c) No litigation challenging the legality of the transactions provided for in this Agreement shall have been threatened or instituted and not settled or terminated by any governmental agency or any third parties against Champps, Mountzuris or the Company.

                  (d) Each document required to be delivered by Section 2.02 must have been delivered.

         8.02 Conditions Precedent to Obligations of Champps. The obligations of Champps to complete the transactions contemplated by this Agreement are subject to the fulfillment prior to or at Closing Date of the following conditions (any of which may, at its option, be waived by Champps).

                  (a) The representations and warranties in Article IV or in any certificate or document delivered by Mountzuris or the Company pursuant hereto shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

                  (b) All covenants, agreements and conditions contained in this Agreement to be performed by Mountzuris or the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  (c) No litigation challenging the legality of the transactions provided for in this Agreement shall have been threatened or instituted and not settled or terminated by any governmental agency or any third parties against Champps, Mountzuris or the Company.

                  (d) Each document required to be delivered by Sections 2.03 and 2.04 must have been delivered.

                  (e) At Champps' option, (i) the Company shall have entered into an agreement with the Landlord satisfactory to Champps pursuant to which the Company shall agree to undertake a direct obligation to the Landlord with respect to the Company's lease of the Premises; (ii) Champps shall assign the Sublease to the Company relating to the Company's lease of the Premises, provided, however, that the Landlord provides its consent to such assignment; or
(iii) the Company and Champps shall continue their existing relationship under the terms of the Sublease; provided, however, in each of (i), (ii) or (iii) above, that the Company shall not be required to assume a higher rental payment for the Premises then the rental payment on the current Sublease.


ARTICLE IX. CONFIDENTIALITY

         9.01 Disclosure of Confidential Information. The Receiving Party hereby agrees that it shall keep Confidential Information confidential and that it will not disclose any of the Confidential Information in any manner whatsoever; provided, however, that the Receiving Party may make any disclosure of such information to which the Disclosing Party gives its prior written consent. "Confidential Information" shall mean any proprietary and confidential information relating to RCS or Champps, as the case may be, disclosed by either party in connection with the performance of the parties' obligations under this Agreement and the agreements and transactions contemplated hereby. For the purposes of this Agreement, RCS and Champps are referred to as a "Disclosing Party" with respect to information it provides the other, and RCS and Champps are referred to as a "Receiving Party" with respect to information it receives from the other. For purposes of this Article IX, "RCS" shall include the Company and Mountzuris.

         In the event that the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt written notice of any such request or requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Article
IX. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Disclosing Party, the Receiving Party is nonetheless, in the written opinion of counsel, legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Receiving Party may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises the Receiving Party is legally required to be disclosed, provided that the Receiving Party exercises its best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

         9.02 Return of Confidential Information. Upon the expiration of the obligations of this Article IX pursuant to Section 9.05, or at any time upon the request of the Disclosing Party for any reason, the Receiving Party will promptly deliver to the Disclosing Party all Confidential Information (and all copies thereof) furnished to the Receiving Party by or on behalf of the Disclosing Party pursuant hereto. In the event of such a decision or request, all other Confidential Information prepared by the Receiving Party shall be destroyed and no copy thereof shall be retained. Notwithstanding the return or destruction of the Confidential Information, the Receiving Party will continue to be bound by its obligations of confidentiality and other obligations hereunder.

         9.03 Excluded Information. The term "Confidential Information" shall not include (i) information which is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party; (ii) information which was within the Receiving Party's possession prior to its being furnished to the Receiving Party by or on behalf of the Disclosing Party pursuant hereto, as evidenced by records kept by the Receiving Party in the ordinary course of business or other appropriate written documentation, provided that the source of such information was not known by the Receiving Party to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other person with respect to such information; and (iii) information which becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its officers, employees, agents or advisors (collectively, the "Disclosing Party Representatives") provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other party with respect to such information.

         9.04 Rights in Confidential Information. Notwithstanding anything in this Article IX to the contrary, nothing contained in this Agreement shall be construed as transferring to the Receiving Party any rights, trademarks, copyrights, patents, technology or proprietary information relating to the Confidential Information (the "Intellectual Property Rights") and the Receiving Party agrees that the Intellectual Property Rights are, and shall remain, the sole and exclusive property of throughout the world and any and all uses of the Confidential Information and the Intellectual Property Rights shall inure to the benefit of the Disclosing Party.

         9.05 Term of Obligation. The obligations of this Article IX shall survive for three (3) years after the Closing Date.

         9.06 Enforceability. The parties each agree and acknowledge that the subject of this Article IX is unique and a party which is or would be damaged by a breach or potential breach of this Article IX could not be adequately compensated solely in monetary damages. Either party shall have the right, in addition to any other remedies at law or equity, to request the court having jurisdiction to issue an injunction to prevent harm or avoid damaging communication of sensitive confidential or proprietary information disclosed pursuant to this Article IX.


ARTICLE X. GENERAL

         10.01 Governing Law. This Agreement and the performance of the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         10.02 Entire Agreement. This Agreement and the Exhibits hereto set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Agreement or in the documents referred to herein, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

         10.03 Modification. No amendment, modification or attempt to supersede or cancel any of the terms, covenants, representations, warranties or conditions hereof shall be effective unless such amendment, modification or direction to supersede or cancel such term, covenant, representations, warranty or condition is in writing executed by all the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         10.04 Counterparts. This Agreement and any amendment or modification hereof may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         10.05 Expenses. Each of the parties to this Agreement will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

         10.06 Assignments, Successors and No Third-Party Rights. The parties may not assign any of their rights under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or law under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns. Notwithstanding anything herein to the contrary, the provisions of
Section 5.02 of this Agreement shall not apply to any successor or assign of Champps.

         10.07 Signatures by Facsimile. Any facsimile signatures of any party hereto shall constitute a legal, valid and binding execution hereof by such party.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    CHAMPPS ENTERTAINMENT, INC. f/k/a
                                    UNIQUE CASUAL RESTAURANTS, INC.


                                     By:/s/Donna L. Depoian
                                        ----------------------------------------
                                     Name: Donna L. Depoian
                                     Title: Secretary and Vice President


                                     MOUNTZURIS:


                                     /s/Theodore M. Mountzuris
                                     ------------------------------------------
                                     Theodore M. Mountzuris



                                     RESTAURANT CONSULTING SERVICES, INC.


                                     By:/s/Theodore M. Mountzuris
                                        ----------------------------------------
                                     Name: Theodore M. Mountzuris
                                     Title: Chief Executive Officer